UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number           811-21380

                  Flaherty & Crumrine Total Return Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                                                         Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Donald F. Crumrine

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                                                 Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:  626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  August 31, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investment is attached herewith.

FLAHERTY & CRUMRINE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine Total Return Fund:

Total return on net asset value (“NAV”)1 was -4.9% during the third fiscal quarter2, reducing total return on NAV fiscal year-to-date to +2.5%. In addition, during the quarter the Fund, like many other closed-end income-oriented funds, saw the relationship between its market price and NAV swing from a premium to a discount, resulting in total return on market value of -6.8%. Clearly, this represented a setback in what had been a sustained period of positive returns in both the Fund’s NAV and market valuation. During the quarter, prices of all fixed-income securities, including preferred securities, declined and yields increased as markets reacted swiftly to expectations that the Federal Reserve might taper its quantitative easing earlier than anticipated.

Virtually all sectors of the fixed-income market turned in negative results during the quarter. U.S. Treasury 10-year notes and 30-year bonds experienced the largest declines with total returns of -4.6% and -6.5%, as their yields increased by 0.7% and 0.4%, respectively. Long-term corporate bonds performed moderately better than long-term U.S. Treasuries, with a total return of -4.7% for the Barclays Long U.S. Corporate Bond Index. Even including the impact of expenses and leverage, the Fund’s NAV performed as well as unlevered total returns on those other long-term segments of fixed-income markets.

The quarter began with the Federal Open Market Committee (“FOMC”) having just indicated that it might begin tapering the pace of its program of securities purchases sooner than the market was expecting. Longer-term interest rates moved higher with a fair amount of consistency throughout the quarter, as markets digested the news and adjusted expectations for future monetary policy actions. Markets are driven by expectations more than actual results, and while we believe the market priced in more risk than was justified based on the outlook for growth in the U.S. economy, uncertainty surrounding a potential change in policy outlook led investors to reduce portfolio duration substantially. At its September meeting, the FOMC surprised the market yet again by continuing its program of securities purchases without tapering its pace. Since then, we have seen some recovery in fixed-income markets. Although we do not expect long-term Treasury rates to decline significantly, interest-rate risk premiums still appear high, providing investors with some protection against eventual removal of highly accommodative monetary policy.

The preferred securities market was not immune to the change in outlook for interest rates and a desire by many investors to reduce duration in their portfolios. In many cases, spreads on preferred securities widened relative to Treasuries, adding to price declines already associated with higher rates. Retail preferred securities were particularly weak as we witnessed meaningful reductions in the sizes of preferred-securities exchange-traded funds—which had grown in size to represent about 9% of the retail market at the beginning of this quarter. Preferred securities issued in the early part of the year, most with very low coupons, were among the worst performers. Fortunately, we weren’t tempted by many of those new issues—much preferring the higher coupons available in the secondary market. Institutional preferred securities fared much better, and as they have a larger allocation in the portfolio they were partially responsible for limiting negative returns during the quarter.

Creditworthiness of most preferred-securities issuers continues to improve. Corporate earnings are growing at a moderate pace and corporate leverage remains low. Banks’ problem loans are declining,

[1]	Following the methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.
[2]	June 1st—August 31st.

capital levels are healthy (especially in the U.S.) and new lending is slowly picking up. Rising home prices are bolstering consumer balance sheets and trimming foreclosure losses. These favorable credit developments should continue to benefit preferred securities.

While prices have fallen, market conditions for preferred securities remain healthy. Higher interest rates and wider spreads have resulted in a material slowdown in issuer redemptions. For the year, redemptions are still running ahead of new supply, with the preferred-securities market shrinking more than $10 billion, but the pace of redemptions slowed significantly this past quarter—with the Fund seeing approximately 90% of its redemptions this fiscal year occurring during the first half. This recent slowdown in issuer redemptions has been welcome news on the income side of the equation, as the Fund is able to keep more of the higher-coupon preferred securities longer than we expected earlier in the year.

After a long wait, we now have largely final rules on the regulatory treatment of preferred securities issued by banks, foreign and domestic. Crafted in response to the financial crisis, new legislation and regulations shift loss burdens towards investors and away from taxpayers (government support). Under the new rules, banks will have an incentive to replace “debt-like” preferred securities with ones that have more characteristics of equity (deeper subordination, non-cumulative dividends, and no maturity date). The new rules include various implementation schedules, depending on the jurisdiction, with most being fully implemented within the next 3-8 years.

To conform to the new rules, we estimate U.S. banks will need to issue an additional $60 billion or more of new preferred stock. That is certainly a big number compared to $73 billion of currently outstanding bank preferred stock. While we think issuance will be manageable and spread out over several years, it will influence preferred securities’ prices when it happens. We are also likely to see more contingent capital issued in the coming years, as issuers look to fill different buckets of loss-absorbing capital required under the new rules. This market has so far been limited in size and breadth, but it is likely to grow and is part of the ongoing evolution of the broader subordinated capital market.

Looking ahead, moderate economic growth should provide a constructive environment for preferred-securities investors. We anticipate that economic growth will be fast enough to facilitate continued improvement in corporate and household balance sheets and better loan performance, while being slow enough to restrain inflation and keep monetary policy accommodative for some time. Spreads on preferred securities should recover as fears of further rapid increases in long-term interest rates recede and investors refocus on steadily improving credit conditions. Volatility is likely to remain elevated over the coming months, but we believe the preferred-securities market has priced in a good amount of risk related to the end of quantitative easing.

As always, we encourage you to visit the Fund’s website www.preferredincome.com.

Sincerely,

Donald F. Crumrine	Robert M. Ettinger
Chairman	President

September 30, 2013

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OVERVIEW

August 31, 2013 (Unaudited)

Fund Statistics

Net Asset Value	$19.38

Market Price	$18.25

Discount	5.83%

Yield on Market Price	8.94%

Common Stock Shares Outstanding	9,897,817

Moody’s Ratings	% of Net Assets†

A	1.6%

BBB	61.6%

BB	29.7%

Below “BB”	0.7%

Not Rated*	4.7%

Below Investment Grade**	19.0%

*	Does not include net other assets and liabilities of 1.7%.
**	Below investment grade by all of Moody’s, S&P and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.3%

MetLife	4.1%

HSBC PLC	4.1%

Banco Santander, S.A.	4.0%

Goldman Sachs Group	3.8%

Unum Group	3.6%

Wells Fargo & Company	3.3%

Barclays Bank PLC	3.2%

Axis Capital Holdings Ltd	3.0%

XL Group PLC	2.7%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	43%

Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)	25%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 88.2%
	Banking — 33.7%
6,700	Astoria Financial Corp., 6.50% Pfd., Series C	$156,596	*
	Banco Bilbao Vizcaya Argentaria, S.A.:
$2,050,000	BBVA International Preferred, 5.919%	1,834,750	**(1)(2)(3)
	Banco Santander, S.A.
439,755	Banco Santander, 10.50% Pfd., Series 10	11,839,304	**(1)(3)
	Bank of America:
25,000	Countrywide Capital V, 7.00% Pfd. 11/01/36	627,563
	Barclays Bank PLC:
$3,600,000	Barclays Bank PLC, 6.278%	3,267,623	**(1)(3)
81,750	Barclays Bank PLC, 7.10% Pfd.	2,033,940	**(3)
8,800	Barclays Bank PLC, 7.75% Pfd., Series 4	220,880	**(3)
150,000	Barclays Bank PLC, 8.125% Pfd., Series 5	3,787,500	**(1)(3)
$3,775,000	BNP Paribas, 7.195%, 144A****	3,746,688	**(1)(2)(3)
	Citigroup:
81,550	Citigroup Capital XIII, 7.875% Pfd.	2,240,081	(1)(2)
	CoBank ACB:
12,500	CoBank ACB, 6.125% Pfd., Series G, 144A****	1,178,516	*
25,000	CoBank ACB, 6.25% Pfd., 144A****	2,555,470	*
$10,000,000	Colonial BancGroup, 7.114%, 144A****	15,000	(4)(5)††
30,500	Cullen/Frost Bankers, Inc., 5.375% Pfd., Series A	669,521	*
	Fifth Third Bancorp:
$2,150,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	2,141,937	(1)(2)
	First Horizon:
875	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	644,492	*
3	FT Real Estate Securities Company, 9.50% Pfd., 144A****	3,301,875
140,750	First Niagara Financial Group, Inc., 8.625% Pfd.	3,919,015	*(1)
12,137	First Republic Bank, 6.70% Pfd.	296,416	*
	Goldman Sachs Group:
$4,000,000	Goldman Sachs, Capital I, 6.345% 02/15/34	3,838,664	(1)
	HSBC PLC:
$2,600,000	HSBC Capital Funding LP, 10.176%, 144A****	3,682,250	(1)(3)
172,000	HSBC Holdings PLC, 8.00% Pfd., Series 2	4,670,884	**(1)(3)
$200,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	204,000
$275,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	279,463	(1)
39,109	HSBC USA, Inc., 6.50% Pfd., Series H	974,060	*(1)
	ING Groep NV:
30,000	ING Groep NV, 6.375% Pfd.	687,300	**(3)
50,000	ING Groep NV, 7.05% Pfd.	1,233,625	**(3)
31,425	ING Groep NV, 7.20% Pfd.	782,561	**(3)
57,500	ING Groep NV, 7.375% Pfd.	1,453,600	**(3)
9,078	ING Groep NV, 8.50% Pfd.	231,671	**(3)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase:
$750,000	JPMorgan Chase & Company, 6.00%, Series R	$716,250	*
$6,500,000	JPMorgan Chase & Company, 7.90%, Series I	7,173,270	*(1)
900	KeyCorp, 7.75% Pfd., Series A	113,288	*
$1,000,000	Lloyds Banking Group PLC, 6.657%, 144A****	915,000	**(3)
$2,700,000	M&T Bank Corporation, 6.875%, 144A****	2,741,453	*
	Morgan Stanley:
11,250	Morgan Stanley Capital Trust VI, 6.60% Pfd. 02/01/46	279,844
74,845	PNC Financial Services, 6.125% Pfd., Series P	1,907,238	*(1)
$2,515,000	RaboBank Nederland, 11.00%, 144A****	3,274,610	(1)(3)
	Royal Bank of Scotland:
5,000	Royal Bank of Scotland Group PLC, 6.40%, Pfd., Series M	101,800	**(3)
10,000	Royal Bank of Scotland Group PLC, 6.60%, Pfd., Series S	208,300	**(3)
	Sovereign Bancorp:
3,000	Sovereign REIT, 12.00% Pfd., Series A, 144A****	3,886,620
23,000	US Bancorp, 6.50%, Pfd.	601,595	*
	Wells Fargo:
$600,000	First Union Capital II, 7.95% 11/15/29	721,456	(1)
3,015	Wells Fargo & Company, 7.50% Pfd., Series L	3,415,241	*(1)
198,700	Wells Fargo & Company, 8.00% Pfd., Series J	5,651,326	*(1)
	Zions Bancorporation:
$1,500,000	Zions Bancorporation, 7.20%, Series J	1,496,250	*(1)
125,000	Zions Bancorporation, 7.90% Pfd., Series F	3,470,625	*(1)
		99,189,411

	Financial Services — 2.4%
	Credit Suisse Group:
$2,180,000	Claudius, Ltd. - Credit Suisse AG, 7.875%, Series B, 144A****	2,329,875	(3)
$2,300,000	General Electric Capital Corp., 7.125%, Series A	2,539,860	*(1)
	HSBC PLC:
94,897	HSBC Finance Corporation., 6.36% Pfd., Series B	2,229,368	*
		7,099,103

	Insurance — 25.9%
	Ace Ltd.:
$1,550,000	Ace Capital Trust II, 9.70% 04/01/30	2,181,625	(1)(2)(3)
$1,875,000	Aon Corporation, 8.205% 01/01/27	2,302,961
75,000	Arch Capital Group, Ltd., 6.75% Pfd., Series C	1,816,410	**(1)(3)
10,000	Aspen Insurance Holdings Ltd., 5.95%, Pfd.	241,750	**(3)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	AXA SA:
$1,516,000	AXA SA, 6.379%, 144A****	$1,485,680	**(1)(2)(3)
$500,000	AXA SA, 8.60% 12/15/30	593,750	(3)
358,650	Axis Capital Holdings, 6.875% Pfd., Series C	8,697,263	**(1)(3)
160,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	4,005,008	(1)(2)
39,000	Endurance Specialty Holdings, 7.50% Pfd.	976,229	**(3)
$6,314,000	Everest Re Holdings, 6.60% 05/15/37	6,298,215	(1)(2)
$8,300,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	12,325,500	(1)(2)
$260,000	Lincoln National Corporation, 7.00% 05/17/66	265,200
	MetLife:
$2,855,000	MetLife, Inc., 10.75% 08/01/39	4,239,675	(1)(2)
$888,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	1,012,320	(1)(2)
$5,335,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	6,935,500	(1)(2)
31,000	PartnerRe Ltd., 7.250% Pfd., Series E	784,300	**(3)
75,000	Principal Financial Group, 6.518% Pfd., Series B	1,880,438	*(1)
$1,000,000	Prudential Financial, Inc., 5.625% 06/15/43	940,000	(1)(2)
	QBE Insurance:
$1,400,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	1,479,185	(1)(3)
$3,000,000	StanCorp Financial Group, 6.90% 06/01/67	3,007,500	(1)(2)
	The Travelers Companies:
$3,184,800	USF&G Capital, 8.312% 07/01/46, 144A****	3,976,283	(1)(2)
	Unum Group:
$2,490,000	Provident Financing Trust I, 7.405% 03/15/38	2,762,446	(1)
	XL Group PLC:
$8,250,000	XL Capital Ltd., 6.50%, Series E	8,023,125	(1)(2)(3)
		76,230,363

	Utilities — 16.6%
6,050	Alabama Power Company, 6.45% Pfd.	157,300	*(1)
33,700	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	3,442,667	*(1)
	Commonwealth Edison:
$3,160,000	COMED Financing III, 6.35% 03/15/33	3,002,000	(1)(2)
$3,500,000	Dominion Resources, Inc., 7.50% 06/30/66	3,782,408	(1)(2)
83,000	Entergy Arkansas, Inc., 6.45% Pfd.	2,059,438	*(1)
59,850	Entergy Louisiana, Inc., 6.95% Pfd.	6,009,317	*(1)
70,791	Georgia Power Company, 6.50% Pfd., Series 2007A	7,233,955	*(1)
17,800	Indianapolis Power & Light Company, 5.65% Pfd.	1,807,257	*(1)
50,000	Integrys Energy Group, Inc., 6.00% Pfd.	1,228,125

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — (Continued)
	Nextera Energy:
$1,997,000	FPL Group Capital, Inc., 6.65% 06/15/67	$2,103,594	(1)
$1,975,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	2,174,390	(1)(2)
	PECO Energy:
$3,600,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	3,320,222	(1)(2)
	PPL Corp:
$3,450,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	3,573,565	(1)(2)
$3,900,000	Puget Sound Energy, Inc., 6.974% 06/01/67	4,121,212	(1)(2)
46,460	Southern California Edison, 6.50% Pfd., Series D	4,916,049	*(1)
		48,931,499

	Energy — 5.0%
$750,000	DCP Midstream LLC, 5.85% 05/21/2043, 144A****	699,375
$7,050,000	Enbridge Energy Partners LP, 8.05% 10/01/37	7,897,551	(1)(2)
$5,550,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	6,178,393	(1)(2)
		14,775,319

	Real Estate Investment Trust (REIT) — 2.5%
7,500	CommonWealth REIT, 7.25% Pfd., Series E	173,672
	Duke Realty Corp.:
8,000	Duke Realty Corp, 6.50% Pfd., Series K	188,500
21,000	Duke Realty Corp, 6.60% Pfd., Series L	498,750
25,000	National Retail Properties, Inc., 5.70% Pfd., Series E	511,288
	PS Business Parks:
56,000	PS Business Parks, Inc., 6.45% Pfd., Series S	1,304,884
35,000	PS Business Parks, Inc., 6.875% Pfd., Series R	864,850
150,000	Realty Income Corporation, 6.625% Pfd., Series F	3,621,000	(1)(2)
8,215	Weingarten Realty Investors, 6.50% Pfd., Series F	204,092
		7,367,036

	Miscellaneous Industries — 2.1%
37,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	3,344,963	*
20,000	Stanley Black & Decker, Inc., 5.75% Pfd. 07/25/52	458,750	(1)
$2,850,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	2,543,625
		6,347,338

	Total Preferred Securities (Cost $252,001,184)	259,940,069

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — 10.1%
	Banking — 4.1%
$300,000	First Niagara Financial Group, Inc., 7.25% 12/15/21, Sub Notes	$345,175
$7,000,000	Goldman Sachs Group, Inc., 6.75% 10/01/37, Sub Notes	7,245,784	(1)(2)
$3,741,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	4,050,638	(1)(2)
24,770	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	558,100
		12,199,697

	Financial Services — 0.5%
27,895	Affiliated Managers Group, Inc., 6.375% 08/15/42	656,132
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	599,731	(4)(5)††
4,901	Raymond James Financial, 6.90% 03/15/42	125,870
		1,381,733

	Insurance — 3.8%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	3,168,822	(1)(2)
	Unum Group:
$7,000,000	UnumProvident Corporation, 7.25% 03/15/28	7,969,290	(1)(2)
		11,138,112

	Energy — 0.6%
$1,600,000	Energy Transfer Partners LP, 8.25%, 11/15/2029, 144A****	1,962,350	(1)
		1,962,350

	Real Estate Investment Trust (REIT) — 0.1%
12,500	CommonWealth REIT, 7.50% 11/15/19	260,769
		260,769

	Miscellaneous Industries — 1.0%
	Pulte Group Inc.:
25,844	Pulte Homes, Inc., 7.375% 06/01/46	651,308
$2,160,000	Pulte Homes, Inc., 7.875% 06/15/32	2,224,800	(1)(2)
		2,876,108

	Total Corporate Debt Securities (Cost $28,195,801)	29,818,769

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Common Stock — 0.4%
	Banking — 0.2%
13,500	CIT Group, Inc.	$646,245	*†
		646,245

	Utilities — 0.2%
11,750	Exelon Corporation	358,258	*
		358,258

	Total Common Stock (Cost $3,031,124)	1,004,503

Money Market Fund — 0.1%
	BlackRock Liquidity Funds:
352,464	T-Fund	352,464
	Total Money Market Fund (Cost $352,464)	352,464

Total Investments (Cost $283,580,573***)	98.8%		291,115,805

Other Assets And Liabilities (Net)	1.2%		3,566,216

Total Managed Assets	100.0%	‡	$294,682,021

Loan Principal Balance			(102,900,000)

Total Net Assets Available To Common Stock			$191,782,021

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2013, these securities amounted to $68,288,645 or 23.2% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $187,834,276 at August 31, 2013.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $97,281,199 at August 31, 2013.
(3)	Foreign Issuer.
(4)	Illiquid.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of August 31, 2013.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2012 through August 31, 2013 (Unaudited)

Value
OPERATIONS:
Net investment income	$12,301,728
Net realized gain/(loss) on investments sold during the period	(5,512,416)
Change in net unrealized appreciation/depreciation of investments	(1,876,731)

Net increase in net assets resulting from operations	4,912,581

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(12,947,722)

Total Distributions to Common Stock Shareholders	(12,947,722)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	463,418

Net increase in net assets available to Common Stock resulting from Fund share transactions	463,418

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$(7,571,723)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$199,353,744
Net decrease in net assets during the period	(7,571,723)

End of period	$191,782,021

(1)

These tables summarize the nine months ended August 31, 2013 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2012.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2012 through August 31, 2013 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.19

INVESTMENT OPERATIONS:
Net investment income	1.24
Net realized and unrealized gain/(loss) on investments.	(0.74)

Total from investment operations	0.50

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.31)

Total distributions to Common Stock Shareholders	(1.31)

Net asset value, end of period	$19.38

Market value, end of period	$18.25

Common Stock shares outstanding, end of period	9,897,817

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	8.13	%*
Operating expenses including interest expense	1.83	%*
Operating expenses excluding interest expense	1.30	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	17	%**
Total managed assets, end of period (in 000’s)	$294,682
Ratio of operating expenses including interest expense to total managed assets	1.22	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.86	%*

(1)

These tables summarize the nine months ended August 31, 2013 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2012.

*	Annualized.
**	Not annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2012	$0.2210	$20.19	$20.14	$20.19
January 31, 2013	0.1360	20.52	21.33	20.52
February 28, 2013	0.1360	20.58	20.77	20.58
March 28, 2013	0.1360	20.70	21.18	20.70
April 30, 2013	0.1360	20.98	22.16	21.05
May 31, 2013	0.1360	20.81	20.00	19.59
June 28, 2013	0.1360	19.89	19.43	19.76
July 31, 2013	0.1360	19.84	19.57	19.62
August 30, 2013	0.1360	19.38	18.25	18.32

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At August 31, 2013, the aggregate cost of securities for federal income tax purposes was $288,499,085, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $21,422,375 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $18,805,655.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of August 31, 2013 is as follows:

	Total Value at August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$99,189,411	$66,358,895	$32,815,516	$15,000
Financial Services	7,099,103	4,769,228	2,329,875	—
Insurance	76,230,363	48,137,709	28,092,654	—
Utilities	48,931,499	12,862,082	36,069,417	—
Energy	14,775,319	14,075,944	699,375	—
Real Estate Investment Trust (REIT)	7,367,036	7,367,036	—	—
Miscellaneous Industries	6,347,338	458,750	5,888,588	—
Corporate Debt Securities	29,818,769	9,497,963	19,721,075	599,731
Common Stock
Banking	646,245	646,245	—	—
Utilities	358,258	358,258	—	—
Money Market Fund	352,464	352,464	—	—

Total Investments	$291,115,805	$164,884,574	$125,616,500	$614,731

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into Level 1 from Level 2. During the reporting period, securities with an aggregate market value of $6,302,158 were transferred into Level 2 from Level 1. The securities were transferred because of a reduction in the amount of observable market data, resulting from: a decrease in market activity for the securities, reduced availability of quoted prices for the securities, or de-listing of securities from a national securities exchange that resulted in a material decrease in activity.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Preferred Securities
	Total Investments	Banking	Financial Services	Corporate Debt Securities
Balance as of 11/30/12	$2,698,326	$18,500	$2,151,930	$527,896
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	(7,572,731)	(6,943,000)	(629,731)	—
Change in unrealized appreciation/(depreciation)	7,787,984	6,939,500	776,649	71,835
Purchases	—	—	—	—
Sales	(2,298,848)	—	(2,298,848)	—
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Balance as of 08/31/13	$614,731	$15,000	$—	$599,731

For the nine months ended August 31, 2013, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $71,835.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 08/31/13	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)

Preferred Securities

Banking	$15,000	Bankruptcy recovery	Credit/Structure-specific recovery	0.00%-0.50% (0.15%)

Corporate Debt Securities	599,731	Bankruptcy recovery	Credit/Structure-specific recovery	10%-20% (13%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035

Pittsburgh, PA 15252-8035

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

August 31, 2013

www.preferredincome.com

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Flaherty & Crumrine Total Return Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date 10/22/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date 10/22/2013

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date 10/22/2013

*	Print the name and title of each signing officer under his or her signature.